Advances to suppliers	6 Months Ended
Mar. 31, 2021
Advances to suppliers
Advances to suppliers

Note 4 — Advances to suppliers, net

Movement of advances to suppliers is as follows:

	March 31,	September 30,
	2021	2020
Beginning balance	$24,095,507	$14,034,379
Increased during the year	11,545,708	40,398,618
Less: utilized during the year	(23,335,373)	(31,303,861)
Exchange rate difference	942,245	966,371
Sub-total	13,248,087	24,095,507
Less: allowance for doubtful accounts	(176,516)	(723,655)
Ending balance	$13,071,571	$23,371,852

On April 1, 2016, the Company entered into two separate framework supply agreements (“Framework Agreements”) with two co-operatives, Jingning Liannong Trading Co., Ltd (“JLT”) and Qingyuan Nongbang Mushroom Industry Co., Ltd (“QNMI”). These two Framework Agreements were renewed for another three years in April 2019 upon expiration. Jingning County and Qingyuan County where JLT and QNMI are located produce premium Shiitake and Mu Er. Many competitors of the Company and other large buyers go there to source their supplies. Family farms and co-operatives traditionally request advance payments to secure supplies. By making advance payments to these suppliers, the Company is also able to lock in a more favorable price for premium quality than would be available in the open market. Allowance for doubtful accounts of $176,516 and $723,655 was made for certain advances to suppliers as of March 31, 2021 and September 30, 2020, respectively.

The Framework Agreements only provide general guidelines. Actual prices are negotiated and agreed upon in individual purchase orders, and are typically set at market prices based on the quality grade and quantities determined and agreed with the suppliers. Prices may vary based on market demand and crop condition etc. The Company can generally secure the premium quality raw material supplies at prices slightly higher than the typical market prices for average quality raw materials. The quality of supplies must meet standardized specifications of both the mushroom industry and standards set by the Company.

The Company advances certain initial payments based on its estimated purchase plan from these two suppliers and additional advances based on individual purchase orders placed. The Company pays advances for no other reason than to secure an adequate supply of dried mushrooms to meet its sales demands. The Company’s purchase orders require that the advances shall be refunded by suppliers if they fail to produce any dried mushrooms or fail to deliver supplies to the Company timely.

Advances to suppliers are carried at cost and evaluated for recoverability. The realizability evaluation process is similar to that of the lower of cost or net realizable value evaluation process for inventories. The Company periodically evaluates its advances for recoverability by monitoring suppliers’ ability to deliver a sufficient supply of mushrooms as well as current crop and market condition. This includes analyzing historical quantity and quality of production with monitoring of crop information provided by the Company’s field personnel related to weather or disaster or any other reason. If for any reason the Company believes that it will not receive supplies of the contracted volumes, the Company will assess its advances for any likelihood of recoverability and adjust advances on its financial statements at the lower of cost or estimated recoverable amounts. The advances are made primarily to JLT and QNMI, which are co-operatives formed by many family farms, with which the Company has had long-term relationships over the years. If any of these family farms fail to deliver supplies, the Company would expect to receive a refund of the advances through JLT/QNMI. The Company accrues for any allowance for possible loss on advances when there is doubt as to the collectability of the refund.

Note 4 - Advances to suppliers, net (continued)

As of March 31, 2021, approximately $7.4 million, or 68% has been utilized as of the date of this report, and the remaining balance is expected to be utilized by September 2021. The Company continuously makes advances to its suppliers on a rolling basis, which typically represent 30% of the total amount of each purchase order. The Company may maintain its outstanding advance payments at a relatively high level going forward because the Company anticipates continuous large orders from its largest customer, China Forestry Group Corporation.